Exhibit 99.1

Boston Therapeutics Innovators in Complex Carbohydrate chemistry. OTCQB: BTHE

Mission: To Develop and bring to market complex carbohydrate therapeutics in diabetes

FORWARD-LOOKING STATEMENTS
Any statements about any possible future expectations, plans and prospects for the Company, including statements containing the words "believes," "anticipates," "plans," "expects," and similar expressions, constitute forward-looking statements, which are subject to the safe harbor for such statements in the Private Securities Litigation Reform Act of 1995. Future events could cause actual results to differ materially from those indicated by such statements. Reference is made to the factors discussed in the “Management Discussion and Analysis" and "Risk Factors" sections of the Company's most recent business plan or report filed with the Securities and Exchange Commission. The forward-looking statements herein represent the Company's views and possibilities as of the date of this presentation and should not be relied upon to represent the Company's views as of a subsequent date. While the Company anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forward-looking statements.
For a more comprehensive risk disclosure we direct you to our web site:

Company Overview Boston Therapeutics (BTHE: OTCQB) is a developer of complex carbohydrate therapeutics to treat diabetes and inflammatory diseases. The Company’s initial products are: PAZAMET™, a chewable metformin tablet for the treatment of Type 2 diabetes and pre-diabetes SUGARDOWN®, a chewable dietary supplement  which works non-systemic ally to reduce the spike in post-meal blood glucose PAZ320, a non-systemic chewable drug candidate to decrease the post-meal elevation of blood glucose in Type 2 and Type 1 diabetics, and pre-diabetics IPOXYN™, an injectable glycoprotein drug candidate designed to treat circulatory complications of diabetes by functioning as a universal oxygen carrier

Complex Carbohydrate Chemistry Platform Applied Carbohydrate Chemistry Pharmaceutical and OTC Consumer Product Validation in clinical trials Naturally derived raw material Generally Regarded as Safe (GRAS) Complex Carbohydrate FDA approved GRAS Chemistry OTC Consumer Product Development Pharmaceutical

PRODUCTS

SUGAR DOWN™

OTC Consumer Product: SUGARDOWN® is a non-systemic, chewable dietary supplement designed to moderate post-meal blood glucose. It is a proprietary polysaccharide to be taken before meals and works in the gastrointestinal tract to block the action of carbohydrate-hydrolyzing enzymes which break down complex carbohydrates into simple sugars. SUGARDOWN® is commercially available at **www.sugardown.com**

Pharmaceutical Products:

PAZAMET™ is a new, chewable tablet formulation of the diabetes drug metformin hydrochloride. The Company won FDA approval to file an Abbreviated New Drug Application (ANDA).

PAZAMET™

PAZ320

PAZ320 is a non-systemic, chewable drug candidate for reduction of post-meal blood glucose in diabetics and pre-diabetics. The compound completed a phase II clinical trial at Dartmouth-Hitchcock Medical Center in New Hampshire.

Ipoxyn™ is an injectable glycoprotein drug candidate formulated to function as a universal carrier of oxygen. It was specifically developed for Lower Limb Ischemia (Diabetic Foot) associated with diabetes.

Ipoxyn™

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Boston Therapeutics

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COMMERCIALIZATION  STRATEGY:   DUAL PATHS OTC DIETARY SUPPLEMENT Initial Target Markets U.S China Italy Commercially Available Validated in Clinical Study 2011 Complex Carbohydrate FDA GRAS* Material PHARMACEUTICAL PAZ320 Clinical Trial Validation in clinical trial Dartmouth-Hitchcock Medical Center Phase II Trial Commenced 12/2011 Enrollment Completed 6/2012 (*GRAS: Generally Regarded as Safe)

Near-term Revenue, Long Term Growth REVENUE From active pharmaceutical ingredient  as  dietary supplements Omega-3 food supplement PAZ320 Clinical Trials FDA Approval  as OTC  & Prescription Drugs Sales: $937M (1H 2012) Physicians, Educators MARKETING Retail, Direct Response

Addressable Market for SUGARDOWN®, PAZAMET™ & PAZ320 Prevalence of Diabetes United States China Europe Prevalence of Pre-diabetes United States 2011 26 Million 92 Million 53 Million 50 Million 2011 79 Million

U.S.  Diabetes Economic Impact Estimated diabetes costs in the United States, 2007 Total (direct and indirect) $174 billion Direct medical costs $116 billion Indirect costs (disability, work loss, premature mortality) $58 billion

SUGARDOWN® -- OTC DIETARY SUPPLEMENT Convenient Chewable Delivery Clinically Proven Safe Effective Ready for Market Mass Market Appeal Made in the U.S.A. Good Manufacturing Procedure (GMP) FOR HEALTHY, OVERWEIGHT, DIABETIC OR PRE-DIABETIC Dose Escalation Glucose Response Healthy Volunteers 170.0 150.0 130.0 110.0 90.0 Rice (control) Rice + Dose 1 Rice + Dose 2 Average AUC The First Non-systemic Dietary Supplement to Moderate After-meal Blood Glucose

HOW SUGARDOWN® WORKS -- MECHANISM OF ACTION WITHOUT SUGARDOWN® Enzymes Break down Complex Sugars into Simple Sugars Complex sugars from Food More Glucose Available for Absorption (BAD) WITH SUGARDOWN® Inhibits Carbohydrate-hydrolizing Enzymes SUGARDOWN® Complex sugars from Food Less Glucose Available for Absorption (GOOD) With SUGARDOWN®, there is a significant reduction in post-meal elevation of glucose

Allosteric Inhibition

OTCQB:BTHE


Carbohydrate Hydrolyzing Enzyme
Active site
SH
Known active form
Substrate
SH
Active form can bind substrate
SH
Allosteric binding site
Known inactive form
Allosteric inhibitor with SUGARDOWN®
S–S
Hypothesis: allosteric inhibitor locks enzyme in inactive form
RESULTS
Carbohydrate Hydrolyzing Enzyme
Active form
Allosterically inhibited form with SUGARDOWN®
Inhibitor
Inactive form
© 2011 Pearson Education, Inc.

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

OTCQB BTHE

CLINICAL TRIALS

Research Group: University of Sydney

Study: Phase I Determination of the postprandial glucose and insulin responses of white rice alone and white rice consumed with SUGARDOWN®

Study design: Single center, randomized, controlled, crossover, dose-escalation study

Status: Completed 2011

Findings:

- **Safety:** No serious adverse events, No withdrawals
- **Postprandial glucose:** Dose escalation , 19% and 32% reduction, respectively.
- **Postprandial insulin:** Dose escalation, 16% and 24% reduction, respectively
- Plasma glucose responses were significantly associated with their corresponding insulin iAUC responses ($r = 0.78$, $p = 0.0001$)

" The study showed that with both doses of mannan polysaccharide, there was a significant and incremental reduction in iAUC for both plasma glucose and insulin".
- Dr. Nicholas J. Taylor

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

CLINICAL TRIALS Research Group:  Dartmouth-Hitchcock Medical Center Study: Phase II:  Evaluate the Safety and Efficacy of PAZ320 when added to Oral Agents or Insulin regimen in Patients with Type 2 Diabetes Status: Independent Review Board (IRB) approved July 2011 Enrollment completed, June 2012. Findings: No safety concerns from interim data analysis Endpoints: Safety data such as adverse drug reactions or serious adverse drug events iAUC for 3 hour post-prandial glucose elevation

SUGARDOWN® Consumer Website



Glycemic Health
SUGAR DOWN
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Order Now | How it Works | The Science | Real Stories | FAQ's | About Us | Contact Us
Simple & Effective
Chew Two Tablets Before a Meal & Maintain Your Post-Meal Blood Sugar Levels.
"I was diagnosed with T2 diabetes a couple years ago. I try to stay with natural alternatives to drugs, so I kind of reject taking Metformin which was prescribed to me. As a result, my sugar is not under control, so I tried SUGARDOWN. The berry flavor is really good...kind of like a fruity candy so it's easy to keep taking. It helps keep my after meal glucose around 160-180. Usually it goes up to the low 300's after meals without drugs."
– Pimol, New Hampshire
GET A FREE BOTTLE of SUGARDOWN™
Reduces Post-Meal Blood Sugar Levels
Simply chew a couple of SUGARDOWN tablets before your meal and you will maintain healthy post-meal blood glucose. It really is that simple.
Learn How It Works
FDA Registered and Physician Approved
SUGARDOWN™ is all natural, made in the USA and is clinically proven to reduce post-meal elevation of blood sugar. We manufacture with highest level of integrity and oversight
Get More Info
Real Story from a Type II Diabetic
"Last night after taking one tablet of SUGARDOWN™ 30 minutes before dinner, my 2 hr. post-meal blood sugar level was 100, the lowest post-meal level I've had.....
Read More Stories

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Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

WHAT CONSUMERS HAVE TO SAY... “I've been entertaining friends from France, and have been eating out more these past few days, up to 2x a day. With SUGARDOWN®, I've been getting totally normal blood sugar levels, 95 fasting, and under 130 post-meal.“ “I took 2 tablets of SUGARDOWN® before eating a bowl of pretzels and checked my glucose 30 minutes later and it actually went down to 262. It usually goes to 400 after a snack like that.” “My energy level is much more consistent and not as impacted by meals - highs and lows are much less dramatic. I have noticed after 10 days of taking SUGARDOWN that my digestion is much better as well as overall improvement of my intestinal functions.”

PAZAMET™ is a new, chewable tablet formulation of the diabetes drug metformin hydrochloride that helps to control/manage blood glucose BTHE won FDA approval to file an Abbreviated New Drug Application (ANDA) for PAZAMET™ to treat diabetes PAZAMET™ is taken before meals and works in the gastrointestinal tract to block the action of carbohydrate-hydrolyzing enzymes that break down carbohydrates into glucose and release them into the bloodstream Metformin is the most widely prescribed anti-diabetic drug in the world; in the United States alone, more than 48 million prescriptions were filled in 2010 for its generic formulations

GLYCOPROTEIN  OXYGEN CARRIER (GOC) THERAPEUTICS Safe molecule Stable shelf-life up to 5 years at room temperature No blood-type matching required No supplemental oxygen required No supply shortages Can enter narrowed capillaries better than red blood cells (RBC) Poised to compete with Hemopure®, PolyHeme®, MP4, and Hb-vesicles

GLYCOPROTEIN  OXYGEN CARRIER (GOC) THERAPEUTICS Trauma Respiratory  Diseases Congestive Heart Failure Multiple Organ Failure Cancer Unstable Angina Hemorrhagic Stroke Peripheral Arterial Disease More than 1 million lower limb amputations due to diabetes each year Source: World Health Organization (WHO)

OTCQB: BTHE

PRODUCT PIPELINE

PHARMACEUTICAL	CONDITION	MARKET STATUS
PAZAMET™	Diabetes	ANDA Petition Approved 9/12; File ANDA in 2013*
PAZ320	Diabetes	Phase II trial commenced 12/11 Enrollment Completed 06/12
Ipoxyn™	IV Oxygen Therapeutic (Human)	Pre-clinical experiments to begin in 2013*
OxyFex™	IV Oxygen Therapeutic (Vet)	Pre-clinical experiments expected to begin in 2014*
BTI-9	Crohn's Disease	Pre-clinical

OTC DIETARY SUPPLEMENT	CONDITION	MARKET STATUS
SUGARDOWN®	Blood Glucose Control	Phase I trial completed 6/11 Product available Function claims accepted by FDA in 2010
BTI-10	Lipid/Cholesterol Management	In Development
BTI-11	Intestinal Health	In Development
BTI-12	Oral Probiotic	In Development

* Subject to raising $8-$10 million in 2012

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

Company Profile Boston Therapeutics, Inc. Headquarters: Manchester, New Hampshire Founded: 2009 Ticker: OTCQB: BTHE Market Cap: $8.8 Million Shares Outstanding (9/30/12): 17,348,206 52 Week Range: $.30 - $1.05 Insider Ownership 67.2% Legal Counsel: Seyfarth Shaw LLP Auditor: McGladrey LLP

Recent Developments: 2012/2013 Milestones

- Received purchase orders/shipped SUGARDOWN® to Advance Pharmaceutical (APC) in Hong Kong and to distributor in Italy: April 2012.
- PAZ320 interim Phase II clinical trial results indicated no safety concerns; enrollment completed: June 2012.
- Received FDA approval to file an ANDA for PAZAMET™ to treat diabetes: September 2012.
- Received equity investment from APC in 2011 and 2012.
- Taglich initiated research coverage; additional analyst report coming: October 2012.
- To announce PAZ320 Phase II final clinical trial results: Q4 2012.
- To initiate Phase III clinical trial for PAZ320 w/Metformin: 2013*.
- To conduct Phase IV clinical trial for SUGARDOWN® w/Metformin: 2013*.
- To conduct pre-clinical studies on IPOXYN™, universal oxygen carrier: 2013*.

*Subject to raising $8 million to $10 million in 2012.

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

Offering Terms Boston Therapeutics, Inc. Offering Amount Securities Offered Stock Price Warrant Terms Shares Issued and Outstanding (9/30/12) Float (9/30/12) Public Offering $8,000,000 - $10,000,000 One share of Common Stock and one-half Warrant to Purchase and additional one-half Share of Common Stock $0.50 $1.00 Strike Price $1.00; 5 Year Expiration 17,348,206 Shares 2,300,000 Shares

Use of Proceeds

Use*	Estimated Expense
Launch expenses for SUGARDOWN®	$1.5 million
File ANDA for PAZAMET™	3.0
Initiate a Phase III clinical study on PAZ320 with Metformin for diabetes*	0.5
Conduct a Phase IV clinical study of SUGARDOWN® with Metformin*	1.0
Conduct pre-clinical studies for IPOXYN™ for oxygen delivery in hypoxia, trauma and anemia*	1.0
General & Administrative	1.0
Total Expenses	$8.0 million

* Subject to raising $8 million to $10 million in 2012

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

Intellectual Property

SUGARDOWN® & PAZ320

US5527770
Extraction method for neutrally charged polysaccharide similar to SUGARDOWN® manufacturing method

US5891861
Acetylated Glucosamine which recognizes monosaccharides to act as acceptor. SUGARDOWN® is the acceptor; glucose is the metabolite

US5681923
SUGARDOWN® behaves as lectin-binding carbohydrate

US6423314
Identifying the characteristic sequence and three-dimensional structure of polysaccharide requirement for glucose binding capacity

US5759992
Extraction method for neutrally charged polysaccharide similar to SUGARDOWN® manufacturing method

Additional SUGARDOWN™ provisional submitted October 2010
Extraction, purification and composition of mannan polysaccharides

IPOXYN™

U.S. Provisional Appl. No. 61/285,281 Hemoglobin compositions and methods of use

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Boston Therapeutics

Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

Balance Sheet Cash and Cash Equivalents Current Assets Total Assets Accounts Payable Accrued Expenses Total Liabilities Total Shareholders’ Equity TOTAL LIABILITIES and SHAREHOLDERS EQUITY 06/30/2012 $417,510 447,737 1,316,792 335,954 133,851 767,625 549,167 $1,316,792 12/31/2011 $225,995 254,922 1,149,704 341,873 125,316 725,009 424,695 $1,149,704 12/31/2010 $15,193 21,070 980,138 45,917 222,512 446,249 533,889 $980,138

Complex Carbohydrate Chemistry Platform Editor of “Carbohydrate Drug Design” and “Galectins”, two influential volumes in the design of carbohydrate drugs and carbohydrate receptors Inventor on more than 50 patents Authored peer-reviewed articles Founded three publicly traded biotech companies Managed FDA regulatory submissions

EXPERIENCED MANAGEMENT TEAM DAVID PLATT, Ph.D. Chairman and Chief Executive Officer Dr. Platt is a world-renown expert in carbohydrate chemistry and has founded three publicly-traded companies, creating nearly $1B for investors. He has raised $150M directly in public markets in the U.S., and has led development of two drug candidates from concept through phase II clinical trials. Prior to Boston Therapeutics, from 2001 to 2009, Dr. Platt was a founder, Chief Executive Officer and Chairman of the Board at Pro-Pharmaceuticals, Inc. (OTC:PRWP and AMEX: PRW). KENNETH A. TASSEY, JR. President and Chief Operating Officer Mr. Tassey is a founder and has served as president, chief operating officer of Boston Therapeutics, Inc. since November 2010. Prior to that, Mr. Tassey served as Chief Executive Officer and President of Boston Therapeutics from 2009 until its merger with Avanyx Therapeutics, Inc. From 2007 to 2009, Mr. Tassey was President of TKCI, a consulting firm for commercial finance projects. ANTHONY SQUEGLIA  Investor Relations Director From 2007 to 2012, Mr. Squeglia served as Chief Financial Officer and VP Investor Relations for Galectin Therapeutics, Inc., (Nasdaq: GALT) and for its predecessor company Pro-Pharmaceuticals, Inc. (OTC: PRWP).  From 2003 to 2007, Mr. Squeglia was VP Investor Relations for Pro-Pharmaceuticals.  Previously, Mr. Squeglia was a partner at JFS Advisors, a consulting firm that helped develop entrepreneurial companies.  Mr. Squeglia helped to successfully launch an IPO for Summa Four (Nasdaq: SUMA) and held senior management positions with Unisys, AT&T, Quentra Networks, Colonial Penn and ITT. Mr. Squeglia received an M.B.A. from Pepperdine University and a B.B.A. from The Wharton School, University of Pennsylvania. Our Executive Team can move products through FDA and into Consumer Markets

EXPERIENCED MANAGEMENT TEAM JOHN CORELLA  Marketing Director Mr. Corella has been working in the public relations, marketing, media and technology arenas for more than 25 years, both domestically and internationally. Mr. Corella is the founder of CMME, a targeted communications company focused on product brand marketing, direct and retail sales working with Whole Foods Market, Costco, Safeway and host of regional retailers. CMME’s unique approach involves coordinated initiatives that combine the fusion of consumer analytics and media services, with a sophisticated consumer approach that embraces street credible solutions. Mr. Corella has been actively involved in effective market research in the general and the emerging acculturated market as to product adaptation and brand strategies of media. Hana Chen-Walden, M.D. Medical Director Dr. Chen-Walden is an Endocrinologist and has specialized in regulatory affairs in the pharmaceutical industry in the U.S and Europe.  Dr. Chen-Walden has more than 30 years of regulatory experience with the EMEA and in individual European  countries   Since 2004  to present , Dr. Chen-Walden consulted for European Clinical and Regulatory Consultancy in medical monitoring, quality assurance and regulatory input for clinical studies in the fields of oncology, cardiology, diabetes, neurology, respiratory diseases and medical devices.  From 2000 to 2003, Dr. Chen-Walden was Director of International Regulatory Affairs Covalent Group Ltd.  From 1997to 2000, she was Medical, Drug Safety and Regulatory Director at CRC, a clinical  CRO in France. Dr. Chen Walden received her Doctorate of Medicine from University of Tel Aviv, Israel.  Dr. Chen-Walden has practiced medicine in Germany and France. Our Executive Team can move products through FDA and into Consumer Markets

OTCQB: BTHE

INVESTMENT HIGHLIGHTS

- Recently received FDA approval to file an ANDA for PAZAMET™ to treat diabetes
- Initiated launch of SUGARDOWN® in the U.S. at the Endocrine Annual Meeting; beginning to generate revenue
- Commercializing SUGARDOWN® through direct response in the U.S., and through distribution and licensing agreements, initially in Hong Kong, China, and Italy.
- SUGARDOWN® is available at www.SUGARDOWN.com
- SUGARDOWN®/ PAZAMET™ & PAZ320 addressable market: 500 million people worldwide
- Completed clinical study on SUGARDOWN® in healthy overweight volunteers; showed 19% and 32% reduction in blood glucose
- Completed enrollment in Phase II clinical study of PAZ320
- To expand production and marketing of SUGARDOWN® in 2013*
- To initiate a Phase III study in 2013 for PAZ320 with Metformin for diabetes*
- To conduct a Phase IV clinical study in 2013 of SUGARDOWN® with Metformin*
- To conduct pre-clinical studies in 2013 for IPOXYN™ for oxygen delivery in necrosis, trauma and anemia*
- Experienced management team

*Subject to raising $8 million to $10 million in 2012

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Confidential – Property of Boston Therapeutics, Inc. (Not for Distribution)

BOSTON THERAPEUTICS,  INC. Anthony Squeglia Investor Relations Phone:   603-935-9799 Email: anthony.squeglia@bostonti.com Web: www.bostonti.com Investor Relations Firm MZ GROUP Scott Powell Senior Vice President Phone: 212-301-7130 Email: scott.powell@mzgroup.us Web: www.mz-ir.com